                               POWER OF ATTORNEY


       I, the undersigned director of the MainStay VP Series Fund, Inc. (the "Fund"), hereby constitute Thomas English, Joseph McBrien, Linda Reimer and Robert Rock, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements applicable to the Fund, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states.

       Witness my hand on the date set forth below.

       Signature                                         Date
       ---------                                         ----


/s/ Michael J. Drabb                                     2/15/00
--------------------                                     -------
    Michael J. Drabb

                                  POWER OF ATTORNEY


       I, the undersigned director of the MainStay VP Series Fund, Inc. (the "Fund"), hereby constitute Thomas English, Joseph McBrien, and Linda Reimer and Robert Rock, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements applicable to the Fund, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states.

       Witness my hand on the date set forth below.

        Signature                                         Date
        ---------                                         ----

/s/ Robert Rock                                          3/2/00
--------------------                                     ------
    Robert Rock

                                  POWER OF ATTORNEY


       I, the undersigned director of the MainStay VP Series Fund, Inc. (the Fund"), hereby constitute Thomas English, Joseph McBrien, Linda Reimer and Robert Rock each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements applicable to the Fund, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states.

       Witness my hand on the date set forth below.

        Signature                                         Date

/s/ Jill Feinberg                                        2/15/00
--------------------                                     -------
    Jill Feinberg

                                  POWER OF ATTORNEY


       I, the undersigned director of the MainStay VP Series Fund, Inc. (the Fund"), hereby constitute Thomas English, Joseph McBrien, and Linda Reimer and Robert Rock, each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements applicable to the Fund, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents In connection therewith, with the Securities and Exchange Commission and the states.

       Witness my hand on the date set forth below

        Signature                                         Date

/s/ Daniel Herrick                                       2/28/00
--------------------                                     -------
    Daniel Herrick

                                  POWER OF ATTORNEY


       I, the undersigned director of the MainStay VP Series Fund, Inc. (the "Fund"), hereby constitute Thomas English, Joseph McBrien, Linda Reimer and Robert Rock, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements applicable to the Fund, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states.

       Witness my hand on the date set forth below.

        Signature                                         Date

/s/ Richard M Kernan, Jr.                                2/15/00
-------------------------                                -------
    Richard M. Kernan, Jr.

                                  POWER OF ATTORNEY


       I, the undersigned director of the MainStay VP Series Fund, Inc. (the "Fund"), hereby constitute Thomas English, Joseph McBrien, Linda Reimer and Robert Rock, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements applicable to the Fund, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states.

       Witness my hand on the date set forth below.

        Signature                                         Date

/s/ Anne F. Pollack                                      2/29/00
--------------------                                     -------
    Anne F. Pollack

                                  POWER OF ATTORNEY


       I, the undersigned director of the MainStay VP Series Fund, Inc. (the "Fund"), hereby constitute Thomas English, Joseph McBrien, Linda Reimer and Robert Rock, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements applicable to the Fund, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states.

       Witness my hand on the date set forth below.

        Signature                                         Date

/s/ Roman L. Weill                                       2/15/00
--------------------                                     -------
    Roman L. Weill

                                  POWER OF ATTORNEY


       I, the undersigned director of the MainStay VP Series Fund, Inc. (the "Fund"), hereby constitute Thomas English, Joseph McBrien, Linda Reimer and Robert Rock, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements applicable to the Fund, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states.

       Witness my hand on the date set forth below.

        Signature                                         Date

/s/ John Weisser                                         2/15/00
--------------------                                     -------
    John Weisser

                                  POWER OF ATTORNEY


       I, the undersigned Treasurer of the MainStay VP Series Fund, Inc. (the "Fund"), hereby constitute Thomas English, Joseph McBrien, Linda Reimer and Robert Rock, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements applicable to the Fund, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states.

       Witness my hand on the date set forth below.

        Signature                                         Date

/s/ John A. Flanagan                                     3/14/00
--------------------                                     -------
    John A. Flanagan